Dreyfus Premier

GNMA Fund

ANNUAL REPORT December 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            14   Financial Highlights

                            17   Notes to Financial Statements

                            21   Report of Independent Auditors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                      Dreyfus Premier GNMA Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier GNMA Fund covering the 12-month period from January 1, 1999, through December 31, 1999. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with Michael Hoeh, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team.

The past year was challenging for most fixed-income investors. Faster than expected economic growth in the U.S. and overseas fueled concerns that long-dormant inflationary pressures might re-emerge, potentially reducing the future value of bonds' interest and principal payments. These concerns prompted the Federal Reserve Board to raise key short-term interest rates three times during the summer and fall of 1999 in an attempt to prevent a reacceleration of inflation.

While U.S. Treasury and agency securities declined sharply in this environment during 1999, prices of higher yielding securities -- such as corporate bonds and mortgage-backed securities -- fell less severely. In an environment of robust economic growth, investors appeared more comfortable owning bonds that are influenced primarily by credit risk, and they avoided securities that are most affected by interest-rate risk.

We  appreciate  your  confidence over the past year, and we look forward to your
continued    participation    in    Dreyfus    Premier    GNMA    Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

January 14, 2000




DISCUSSION OF FUND PERFORMANCE

Michael Hoeh, Portfolio Manager  Dreyfus Taxable Fixed Income Team

How did Dreyfus Premier GNMA Fund perform relative  to its benchmark?

For the 12-month period ended December 31, 1999, Dreyfus Premier GNMA Fund performed as shown in the following table:




                                                                              APPROXIMATE              DISTRIBUTION RATE
                                          TOTAL RETURN(1)                INCOME DIVIDENDS                     PER SHARE(2
                                       (_________________)            ______________________             ______________________

Class A Shares                               -0.75%                            $0.77                             5.17%

Class B Shares                                 0.23%                          $0.694                             4.87%

Class C Shares                               -0.03%                           $0.656                             4.60%

Lehman    Brothers

   GNMA Index(3)                             -1.93%


We attribute the fund' s generally positive absolute returns to our asset allocation and duration strategies. We emphasized GNMA mortgage-backed securities over U.S. Treasury securities, enabling us to benefit from the relative strength of the GNMA market sector. In addition, by maintaining the fund' s average duration -- a measure of sensitivity to changing interest rates -- toward the short end of its range, we successfully cushioned the eroding effects of rising interest rates.

What is the fund's investment approach?

The fund invests primarily in GNMA (Government National Mortgage Association or " Ginnie Mae" ) and GNMA-related securities. The remainder may be allocated to other securities issued or guaranteed by the U.S. government, such as U.S. Treasury securities. The fund' s goal is to provide a high level of current income consistent with capital preservation.

We    use    a    four-step    investment    approach:

* PREPAYMENT TREND ANALYSIS measures the rate at which homeowners are prepaying their mortgages because of home sales or refinancing. An increase in this trend adversely affects returns of mortgage-backed securities.

                                                                        The Fund



DISCUSSION OF FUND PERFORMANCE (CONTINUED)

* OPTION-ADJUSTED SPREAD ANALYSIS compares the early redemption characteristics of different mortgage-backed securities with other securities, such as U.S. Treasuries, to help us measure the risk that individual securities may be vulnerable to early redemption.

* CASH FLOW STRUCTURE ANALYSIS helps us determine the predictability and security of cash flows provided by different bond structures.

* TOTAL-RATE-OF-RETURN SCENARIOS calculate expected rates of return for each security relative to U.S. Treasury securities under different interest-rate scenarios over a six-month time frame. This helps us estimate which securities are likely to provide above-average returns in any given interest-rate environment.

What other factors influenced the fund's performance?

While the entire U.S. bond market was negatively influenced by inflation fears and rising interest rates during 1999, their effects were less severe for the fund' s holdings of GNMA mortgage-backed securities than for U.S. Treasury securities. That' s because mortgage prepayments decline when interest rates rise, helping to support the prices of mortgage-backed securities.

Higher interest rates were largely the result of faster than expected economic growth. Soon after 1999 began, fixed-income investors grew concerned that long-dormant inflationary pressures might re-emerge. In response, the Federal Reserve Board raised short-term interest rates by a total of 0.75 percentage points in an attempt to forestall an acceleration of inflation. At the same time, strong economic growth reassured investors that a recession was unlikely, and they became more comfortable holding higher yielding assets such as
corporate    bonds    and    mortgage-backed    securities.

As assets flowed into higher yielding bonds, they flowed out of U.S. Treasury securities, putting downward pressure on prices. As a result, U.S. Treasury securities underperformed most other sectors of the bond market in 1999, including mortgage-backed securities. As prices of U.S. Treasury securities fell, the differences in yields between U.S. Treasury securities and mortgage-backed securities tightened during the summer, before moderating
somewhat    during    the    second    half    of    the    year.    We    took

advantage of these market conditions by emphasizing GNMA mortgage-backed securities and generally avoiding U.S. Treasury securities.

What is the fund's current strategy?

Our strategy is to emphasize those areas of the government-guaranteed market sector that we believe will provide the highest returns with the least risk. This strategy was relatively successful in 1999' s rising interest-rate environment, largely because of our focus on GNMA securities. GNMA adjustable-rate mortgage securities (ARMs) ranked among the best-performing securities in the portfolio. Unlike fixed-rate securities, which tend to decline in price as interest rates rise, the income payments on adjustable-rate
securities    generally    rise    along    with    rising   interest   rates.

During the fourth quarter of 1999, we reduced our holdings of 30-year GNMA pass-through mortgage-backed securities and increased our holdings in the 15-year maturity range. This shift was rewarded when 15-year securities generally outperformed 30-year bonds. We also increased our holdings of U.S. Treasury Inflation Protection Securities in order to help protect the portfolio
from    a    potentially    higher    rate    of    inflation    in    2000.

Throughout most of 1999, we maintained the fund's average duration toward the short end of the neutral range. This relatively defensive position enabled us to avoid the brunt of price declines in the bond market. Toward the end of the reporting period, we lengthened the fund' s duration to neutral in order to
enhance    the    fund'   s    yield.

January 14, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. NEITHER THE MARKET VALUE OF GNMA SECURITIES NOR THE VALUE OF THE FUND'S SHARES ARE GUARANTEED. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) DISTRIBUTION RATE PER SHARE IS BASED UPON DIVIDENDS PER SHARE PAID FROM NET INVESTMENT INCOME DURING THE PERIOD, DIVIDED BY THE MAXIMUM OFFERING PRICE PER SHARE IN THE CASE OF CLASS A SHARES, OR THE NET ASSET VALUE PER SHARE IN THE CASE OF CLASS B AND C SHARES, AT THE END OF THE PERIOD.

(3) SOURCE: LEHMAN BROTHERS -- THE LEHMAN BROTHERS GNMA INDEX IS AN UNMANAGED, TOTAL RETURN PERFORMANCE BENCHMARK FOR THE GNMA MARKET CONSISTING OF 15- AND 30-YEAR FIXED-RATE SECURITIES BACKED BY MORTGAGE POOLS OF THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION.

                                                                        The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier GNMA Fund Class A shares and the Lehman Brothers GNMA Index

((+))  SOURCE: LEHMAN BROTHERS

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER GNMA FUND ON 12/31/89 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS GNMA INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B AND CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN GINNIE MAES, AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. UNLIKE THE FUND, THE LEHMAN BROTHERS GNMA INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE GNMA MARKET, CONSISTING OF 15- AND 30-YEAR FIXED-RATE GNMA SECURITIES. ALL ISSUES HAVE AT LEAST ONE YEAR TO MATURITY AND AN OUTSTANDING PAR VALUE OF AT LEAST $100 MILLION. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 12/31/99



                                         Inception                                                                   From
                                           Date              1 Year            5 Years           10 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH SALES CHARGE (4.5%)                  1/29/87            (3.77)%            6.07%              6.73%              --
WITHOUT SALES CHARGE                      1/29/87             0.75%             7.06%              7.22%              --

CLASS B SHARES
WITH REDEMPTION((+))                      1/15/93            (3.59)%            6.19%               --               5.17%
WITHOUT REDEMPTION                        1/15/93             0.23%             6.51%               --               5.17%

CLASS C SHARES
WITH REDEMPTION((+)(+))                  10/16/95            (0.99)%             --                 --               4.62%
WITHOUT REDEMPTION                       10/16/95            (0.03)%             --                 --               4.62%


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4% AND IS REDUCED TO 0% AFTER SIX YEARS, AT WHICH TIME CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                                       The Fund


STATEMENT OF INVESTMENTS STATEMENT OF INVESTMENTS

December 31, 1999

(CONTINUED)



                                                                                              Principal
BONDS AND NOTES--117.5%                                                                       Amount($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MORTGAGE-BACKED SECURITIES--111.5%

Government National Mortgage Association I:

   6.5%, 11/15/2007-3/15/2029                                                                19,778,953  (a)          19,100,338

   7.5%, 3/15/2022-12/15/2023                                                                 7,535,139                7,521,674

   8%                                                                                        13,300,000  (b)          13,441,246

   8%, 4/15/2008-12/15/2022                                                                   8,382,769  (a)           8,504,507

   8.5%, 10/15/2017-12/15/2022                                                                2,309,140                2,402,767

   9%, 10/15/2016-12/15/2022                                                                  2,900,344                3,068,612

   9.5%, 11/15/2016-1/15/2025                                                                 2,496,003                2,687,588

   11.5%, 1/15/2013                                                                              35,071                   38,052

                                                                                                                      56,764,784

Government National Mortgage Association I,

  Project Loans:

      6.25%, 11/15/2018                                                                       1,458,920                1,368,642

      6.32%, 10/15/2033                                                                       1,516,741                1,410,569

      6.35%, 6/15/2030-2/15/2034                                                              4,157,831  (a)           3,886,278

      6.375%, 2/15/2028                                                                       1,472,075                1,392,951

      6.45%, 8/15/2033-11/15/2033                                                             4,829,787  (a)           4,610,254

      6.5%, 7/15/2033                                                                           926,066                  886,124

      6.625%, 7/15/2033-11/15/2033                                                            3,299,400                3,153,596

      6.7%, 2/15/2033                                                                         3,722,290  (a)           3,582,704

      7.12%, 2/15/2039                                                                        1,983,337  (a)           1,988,910

                                                                                                                      22,280,028

Government National Mortgage Association II:

   5.5%                                                                                       1,000,000  (b,c)           979,370

   6%                                                                                         9,000,000  (b,c)         8,921,250

   7%, 9/1/2028-10/20/2029                                                                   32,109,520               30,912,668

   7.5%                                                                                       2,700,000  (b)           2,671,299

   8%, 10/20/2026                                                                             6,751,894                6,798,279

   9%, 7/20/2025                                                                              1,816,607                1,886,419

   11%, 12/20/2013-10/20/2015                                                                   616,574                  687,759

                                                                                                                      52,857,044

TOTAL MORTGAGE-BACKED SECURITIES                                                                                     131,901,856

U.S. GOVERNMENTS--6.0%

U.S. Treasury Bonds,

   6.125%, 8/15/2029                                                                          3,250,000                3,098,583

U.S. Treasury Inflation Protection Securities,

   3.755%, 1/15/2008                                                                          4,000,000  (d)           3,968,160

TOTAL U.S. GOVERNMENTS                                                                                                 7,066,743

TOTAL BONDS AND NOTES

   (cost $141,334,078)                                                                                               138,968,599


                                                                                              Principal
SHORT-TERM INVESTMENTS--4.5%                                                                  Amount($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   4.82%, 1/13/2000                                                                           3,400,000  (a)           3,395,614

   4.408%, 3/30/2000                                                                          1,920,000  (a)           1,896,058

TOTAL SHORT-TERM INVESTMENTS

   (cost $5,290,642)                                                                                                   5,291,672
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS
   (cost $146,624,720)                                                                           122.0%              144,260,271

LIABILITIES, LESS CASH AND RECEIVABLES                                                          (22.0%)             (26,022,317)

NET ASSETS                                                                                       100.0%              118,237,954

(A)  SECURITIES HELD IN WHOLE OR IN PART BY THE CUSTODIAN IN A SEGREGATED
     ACCOUNT AS COLLATERAL FOR SECURITIES PURCHASED ON A FORWARD COMMITMENT
     BASIS.

(B)  PURCHASED ON A FORWARD COMMITMENT BASIS.

(C)  ADJUSTABLE RATE MORTGAGE-INTEREST RATE SUBJECT TO CHANGE PERIODICALLY.

(D)  PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON
     CHANGES TO THE CONSUMER PRICE INDEX.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           146,624,720    144,260,271

Interest receivable                                                     918,190

Receivable for shares of Beneficial Interest subscribed                  40,013

Receivable for investment securities sold                                13,125

Prepaid expenses                                                         16,007

                                                                    145,247,606
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            74,215

Due to Distributor                                                       39,633

Cash overdraft due to Custodian                                         399,424

Payable for investment securities purchased                          26,226,284

Payable for shares of Beneficial Interest redeemed                      179,603

Accrued expenses                                                         90,493

                                                                     27,009,652
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      118,237,954
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     125,709,133

Accumulated undistributed investment income--net                         68,506

Accumulated net realized gain (loss) on investments                 (5,175,236)

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 4                                           (2,364,449)

NET ASSETS ($)                                                     118,237,954

NET ASSET VALUE PER SHARE




                                                                                  Class A    Class B     Class C
--------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                                 85,157,390  30,833,219   2,247,345

Shares Outstanding                                                              5,984,092  2,164,771      157,834
--------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                       14.23      14.24        14.24

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF OPERATIONS

Year Ended December 31, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      8,225,621

EXPENSES:

Management fee--Note 3(a)                                              711,592

Shareholder servicing costs--Note 3(c)                                 459,631

Distribution fees--Note 3(b)                                           192,644

Professional fees                                                       64,759

Registration fees                                                       35,913

Custodian fees--Note 3(c)                                               32,390

Trustees' fees and expenses--Note 3(d)                                  29,910

Prospectus and shareholders' reports                                    20,597

Loan commitment fees--Note 2                                             1,108

Miscellaneous                                                           19,451

TOTAL EXPENSES                                                       1,567,995

INVESTMENT INCOME--NET                                               6,657,626
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (1,429,905)

Net unrealized appreciation (depreciation) on investments          (4,444,246)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (5,874,151)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   783,475

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                             -----------------------------------

                                                     1999              1998
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          6,657,626            7,114,363

Net realized gain (loss) on investments       (1,429,905)            2,797,330

Net unrealized appreciation (depreciation)

   on investments                             (4,444,246)          (1,696,582)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                     783,475            8,215,111
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (4,848,685)          (5,149,217)

Class B shares                                (1,627,726)          (1,926,683)

Class C shares                                  (119,145)             (39,780)

TOTAL DIVIDENDS                               (6,595,556)          (7,115,680)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 42,677,342           56,066,526

Class B shares                                 11,917,827           12,810,406

Class C shares                                  2,750,159            2,868,856

Dividends reinvested:

Class A shares                                  3,317,557            3,495,046

Class B shares                                  1,078,382            1,344,579

Class C shares                                     44,695               23,643

Cost of shares redeemed:

Class A shares                               (51,061,402)         (61,029,061)

Class B shares                               (22,391,393)         (11,479,877)

Class C shares                                (2,987,948)            (450,210)

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS          (14,654,781)           3,649,908

TOTAL INCREASE (DECREASE) IN NET ASSETS      (20,466,862)           4,749,339
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           138,704,816          133,955,477

END OF PERIOD                                 118,237,954          138,704,816

Undistributed investment income--net               68,506                6,436

SEE NOTES TO FINANCIAL STATEMENTS.



                                                      Year Ended December 31,
                                                    ---------------------------

                                                     1999               1998
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A (A)

Shares sold                                     2,920,168            3,776,757

Shares issued for dividends reinvested            227,949              235,306

Shares redeemed                               (3,502,729)          (4,112,467)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (354,612)            (100,404)
--------------------------------------------------------------------------------

CLASS B (A)

Shares sold                                       814,420              861,589

Shares issued for dividends reinvested             73,962               90,452

Shares redeemed                               (1,527,240)            (772,433)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (638,858)              179,608
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       187,195              193,103

Shares issued for dividends reinvested              3,074                1,589

Shares redeemed                                 (204,314)             (30,238)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (14,045)              164,454

(A) DURING THE PERIOD ENDED DECEMBER 31, 1999, 36,118 CLASS B SHARES REPRESENTING $518,787 WERE AUTOMATICALLY CONVERTED TO 36,152 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.




                                                                                         Year Ended December 31,
                                                                 -------------------------------------------------------------------

CLASS A SHARES                                                   1999           1998           1997          1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            14.89          14.76          14.37          14.66         13.54

Investment Operations:

Investment income--net                                            .78            .81            .85            .88           .91

Net realized and unrealized gain (loss)

   on investments                                                (.67)           .13            .39           (.29)         1.12

Total from Investment Operations                                  .11            .94           1.24            .59          2.03

Distributions:

Dividends from investment income--net                            (.77)          (.81)          (.85)          (.88)         (.91)

Net asset value, end of period                                  14.23          14.89          14.76          14.37         14.66
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                              .75           6.51           8.91           4.25         15.43
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.06           1.05           1.05           1.04          1.03

Ratio of net investment income

   to average net assets                                         5.31           5.44           5.87           6.17          6.45

Portfolio Turnover Rate                                        425.33         283.20         518.62         267.22        349.24
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                          85,157         94,369         95,071        111,267       134,545

(A)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.





                                                                                        Year Ended December 31,
                                                                 -------------------------------------------------------------------

CLASS B SHARES                                                   1999          1998           1997          1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            14.90         14.78          14.38          14.67         13.55

Investment Operations:

Investment income--net                                            .70           .73            .78            .81           .84

Net realized and unrealized gain (loss)

   on investments                                                (.67)          .12            .40           (.29)         1.12

Total from Investment Operations                                  .03           .85           1.18            .52          1.96

Distributions:

Dividends from investment income--net                            (.69)         (.73)          (.78)          (.81)         (.84)

Net asset value, end of period                                  14.24         14.90          14.78          14.38         14.67
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                              .23          5.90           8.43           3.71         14.83
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.57          1.56           1.55           1.55          1.55

Ratio of net investment income

   to average net assets                                         4.76          4.93           5.36           5.65          5.89

Portfolio Turnover Rate                                        425.33        283.20         518.62         267.22        349.24
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                          30,833        41,775         38,775         39,833        41,934

(A)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                        The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)



                                                                                         Year Ended December 31,
                                                                 -------------------------------------------------------------------

CLASS C SHARES                                                   1999          1998            1997          1996        1995(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            14.90         14.77           14.38          14.67         14.48

Investment Operations:

Investment income--net                                            .66           .68             .75            .77           .16

Net realized and unrealized gain (loss)

   on investments                                                (.66)          .13             .39           (.29)          .19

Total from Investment Operations                                    -           .81            1.14            .48           .35

Distributions:

Dividends from investment income--net                           (.66)          (.68)           (.75)          (.77)         (.16)

Net asset value, end of period                                  14.24         14.90           14.77          14.38         14.67
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                             (.03)         5.62            8.13           3.44         11.47(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.85          1.80            1.80           1.79          1.79(c)

Ratio of net investment income

   to average net assets                                         4.52          4.40            5.11           5.42          5.25(c)

Portfolio Turnover Rate                                        425.33        283.20          518.62         267.22        349.24(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                           2,247         2,561             110             17             1

(A) FROM OCTOBER 16, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1995.

(B) EXCLUSIVE OF SALES CHARGE.

(C) ANNUALIZED.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.





NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus  Premier  GNMA  Fund  (the  "fund" ) is  registered under the Investment
Company Act of 1940, as amended (the "Act" ), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital by investing principally in instruments issued by the Government National Mortgage Association. The Dreyfus Corporation (the " Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund' s shares. The fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Trustees. Investments for which quoted bid prices are readily available, and are representative of the bid side of the market in the judgment of the Service, are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments
(which    constitute
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions  are  recorded  on  the  identified  cost  basis.  Interest  income
(including, where applicable, amortization of discount on short-term investments) is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $3,705,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1999. If not applied, the carryover expires in fiscal 2002.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection
therewith,    the    fund    has    agreed    to    pay

commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 1999, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $948 during the period ended December 31, 1999, from commissions earned on sales of the fund's shares.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended December 31, 1999, Class B and Class C shares were charged $172,667 and $19,977, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 1999, Class A, Class B and Class C shares were charged $230,459, $86,333 and $6,659, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and
facilities   to   perform   transfer   agency   services   for   the
                                                                       The  Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

fund. During the period ended December 31, 1999, the fund was charged $100,874 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 1999, the fund was charged $32,390 pursuant to the custody agreement.

(d) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended December 31, 1999, amounted to $599,605,946 and $611,871,802, respectively.

The fund may purchase or sell securities on a when-issued basis. The price of the underlying securities is fixed at the time the transaction is negotiated and settlement may take place a month or more after that date. With respect to purchase commitments, the fund will identify securities as segregated in its records with a value at least equal to the amount of its commitments. Losses may arise due to changes in the market value of the underlying securities, if the counter-party does not meet the terms of the settlement agreement, or if the issuer does not issue the securities due to political, economic, or other factors.

At December 31, 1999, accumulated net unrealized depreciation on investments was $2,364,449, consisting of $378,328 gross unrealized appreciation and $2,742,777 gross unrealized depreciation.

At December 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


INDEPENDENT AUDITORS REPORT

Shareholders and Board of Trustees

Dreyfus Premier GNMA Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier GNMA Fund, including the statement of investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 1999 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier GNMA Fund at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 14, 2000

                                                             The Fund


                                                           For More Information

                        Dreyfus Premier GNMA Fund

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                        Transfer Agent &

                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.

                        60 State Street